Exhibit 99.1

301 Winding Road Old Bethpage, NY 11804 212-750-0373 http://www.pwreit.com

PRESS RELEASE: Old Bethpage, NY - May 29, 2014

Power REIT Announces Dividend Declaration on its
7.75% Series A Preferred Stock

Dividend Declaration

On May 29, 2014, the board of trustees has declared a quarterly dividend of $0.48375 per share on Power REIT’s 7.75% Series A Cumulative Redeemable Perpetual Preferred Stock payable on June 16, 2014, to shareholder of record on June 9, 2014.  Series A preferred share dividends are cumulative and payable quarterly at an annual rate of $1.9375 per share.  Power REIT’s Series A Preferred Stock trades on the NYSE MKT with the ticker PW-A.

About Power REIT

Power REIT is a real estate investment trust focused on the acquisition of real estate related to infrastructure assets, with a core focus on real estate related to renewable energy assets. Power REIT is actively seeking to expand its real estate portfolio within the renewable energy sector and is pursuing investment opportunities that qualify for REIT ownership within solar, wind, hydroelectric, geothermal, transmission and other infrastructure projects.

We have filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission (the SEC) for the offering referred to in this document. Before you invest, you should read the prospectus supplement and prospectus, including the risk factors discussed in them and the information they incorporate by reference, and other documents we have filed with the SEC, for more complete information about us and the offering. You may get any or all of these documents for free by visiting EDGAR on the SEC website, at www.sec.gov, or by emailing us at ir@pwreit.com. Alternatively, we will arrange to send you the documents you need if you call us at 212-750-0373.

Neither this document nor any of the material we refer to constitutes an offer to sell or the solicitation of an offer to buy any securities in any U.S. state or other jurisdiction in which it is unlawful to make such an offer or solicitation

Forward Looking Statements

This document may contain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements by the use of the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “would,” “should,” “project,” “plan,” “assume” or similar expressions, or negatives of those words or expressions, although not all forward-looking statements contain these identifying words or expressions. All statements contained in this document regarding Power REIT’s strategy, planned investments, future operations, projected financial position, estimated future revenues, projected costs, future prospects, the future of Power REIT’s industries and results that might be obtained by pursuing management’s current or future plans and objectives are forward-looking statements. Over time, Power REIT’s actual results, performance, financial condition or achievements may differ from the anticipated results, performance, financial condition or achievements that are expressed or implied by Power REIT’s forward-looking statements, and such differences may be significant and materially adverse to Power REIT and its security holders.

All forward-looking statements reflect Power REIT’s good-faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, Power REIT disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of factors that could cause Power REIT’s future results or financial condition to differ materially from that which is expressed or implied in any forward-looking statements, see the sections entitled “Risk Factors” in Power REIT’s registration statements and quarterly and annual reports as filed by Power REIT from time to time with the Securities and Exchange Commission.

Investor Relations

Please contact Power REIT for further information or for business opportunities:

Power REIT
301 Winding Road
Old Bethpage, NY 11804
(T) 212-750-0373
(E) ir@pwreit.com
(W) http://www.pwreit.com/